UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 15, 2019

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number:	001-15393

Delaware	42-1405748
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1398 Central Avenue
Dubuque,	Iowa	52001
(Address of principal executive offices)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HTLF	Nasdaq Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Director Election

Effective November 12, 2019, the Heartland Financial USA, Inc. (“Heartland”) Board of Directors appointed Robert B. Engel as a director. Mr. Engel will serve as a Class III director until Heartland’s annual meeting of stockholders in 2020 and until his successor is duly elected and qualified, or until his earlier resignation or removal.

Mr. Engel, age 66, is CEO and Managing Director of BLT Advisory Services, LLC, a boutique advisory firm headquartered in Denver, Colorado. Mr. Engel has over 30 years of experience in the financial services industry, including 17 years at CoBank ACB in Denver, Colorado, where he ultimately served as President and Chief Executive Officer. Mr. Engel holds a bachelor's degree in accounting and an honorary doctorate from Niagara University.

Mr. Engel serves on the Citywide Bank Board of Directors, a subsidiary bank of Heartland Financial USA, Inc. He is active on several boards and nonprofit organizations, is a recipient of the Ellis Island Medal of Honor, and was also named Corporate Citizen of the Year in 2016 by the Denver Business Journal.

Mr. Engel will be an independent director of Heartland.

Mr. Engel will be entitled to standard compensation as an independent director of Heartland. He will receive an annual grant of restricted stock units in an amount determined by the Compensation and Nominating Committee.

A copy of the press release issued by the Company on November 15, 2019, announcing Mr. Engel's election is attached as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits

99.1 Press Release dated November 15, 2019.
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2019	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Bryan R. McKeag
Bryan R. McKeag
Executive Vice President
Chief Financial Officer